PROXY AGREEMENT AND POWER OF ATTORNEY

代理协议和授权委托书

This Proxy Agreement and Power of Attorney (this "**Agreement**") is entered into as of 28, 5, 2020 by and among the following parties:
本《代理协议和授权委托书》(以下简称"**本协议**")由以下各方于 2020 5月 28日签订:

(1) Xi'an Cell and Molecule Information Technology Co., Ltd. (the "**WFOE**"), a domestic company registered in the People's Republic of China ("**China**" or the "**PRC**"), under the laws of the PRC;
西安赛美科信息科技有限公司（以下简称"**WFOE**"），系一家按照中华人民共和国（以下简称"**中国**"）法律在中国注册并设立的公司。

(2) Xi'AN APP·CHEM BIO (TEC) Co., Ltd. (the "**Company**"), a domestic company registered in China, under the laws of the PRC;
西安天美生物科技股份有限公司（以下简称"**公司**"），系一家根据中国法律在中国注册并设立的公司。

(3) Hu Yongwei, a citizen of China, PRC ID No.: 610103197108023635;
胡永卫，中国公民，身份证号为 610103197108023635；

(4) Liu Jing, a citizen of China, PRC ID No.: 610113197812110065;
刘静，中国公民，身份证号为 610113197812110065；

(5) Wang Wei, a citizen of China, PRC ID No.: 610202197506020826;
王薇，中国公民，身份证号为 610202197506020826；

(6) Liu Jianli, a citizen of China, PRC ID No.: 610103195903123695;
刘建利，中国公民，身份证号为 610103195903123695；

(7) Dong Fangfang, a citizen of China, PRC ID No.: 610402196810016107;
董芳芳，中国公民，身份证号为 610402196810016107；

(8) Zhang Kai, a citizen of China, PRC ID No.: 610122198703251716;
张凯，中国公民，身份证号为 610122198703251716；

(9) Guan Huixia, a citizen of China, PRC ID No.: 610125194705095244;
关会侠，中国公民，身份证号为 610125194705095244；

(10) Jia Yizhen, a citizen of China, PRC ID No.: 610104199208283421;
贾怡真，中国公民，身份证号为 610104199208283421；

(11) An Yanna, a citizen of China, PRC ID No.: 612727198711156045; and
安艳娜，中国公民，身份证号为 612727198711156045；

(12) Liu Weihua, a citizen of China, PRC ID No.: 610402197008141255; (together with Hu Yongwei, Liu Jing, Wang Wei, Liu Jianli, Dong Fangfang, Zhang Kai, Guan Huixia, Jia Yizhen, and An Yanna, the "**Shareholders**").
刘卫华，中华人民共和国公民，身份证号为 610402197008141255；（与胡永伟、刘静、王薇、刘建利、董芳芳、张凯、关会侠、贾怡真、安艳娜并称为"**股东**"）。

(Each of the WFOE, the Company, and each of the Shareholders shall be hereinafter referred to as a "**Party**", and collectively as the "**Parties**".)
WFOE、公司、股东分别称为"**一方**"，统称为"**各方**"。

RECITALS
序言

(A) WHEREAS, the Shareholders collectively hold 100% shares in the Company.
鉴于，股东共同持有公司 100%的股份。

(B) WHEREAS, the WFOE and the Company have entered into an exclusive service agreement dated 28/5, 2020 (the "**Service Agreement**"), pursuant to which the Company shall pay service fees to the WFOE for the service provided by it.
鉴于，WFOE 与公司已于 2020 年 5 月 28 日签订了《独家服务协议》（以下简称"**《服务协议》**"），据此，公司应就 WFOE 所提供的服务向其支付服务费。

(C) WHEREAS, the WOFE, the Company, and the Shareholders have entered into a shares pledge agreement dated 28/5, 2020 (the "**Shares Pledge Agreement**").
鉴于，WFOE、公司及股东已 2020 年 5 月 28 日订立了《股份质押协议》（以下简称"**《股份质押协议》**"）。

(D) WHEREAS, the WFOE, the Company, and the Shareholders have entered into an exclusive option agreement dated 28/5, 2020 (the "**Exclusive Option Agreement**").
鉴于，WFOE、公司及股东已于 2020 年 5 月 28 日订立了《独家选择权协议》（以下简称"**《独家选择权协议》**"）。

NOW, THEREFORE, the Parties hereby agree as follows:
基于此，双方达成以下协议：

Article 1 Attorney-in-Fact
代理人

1.1 The Shareholders hereby irrevocably appoint the WFOE as their Attorney-in-Fact (the "**Attorney-in-Fact**," which shall include any substitute attorney-in-fact appointed pursuant to this Agreement) to exercise on its behalf any and all rights that such Shareholder has in respect of its shares in the Company conferred by relevant laws and regulations and the articles of association of the Company, including without limitation, the following rights (collectively, the "**Shareholder Rights**"):
股东在此不可撤销地任命 WFOE 为其代理人（"**代理人**"，其中包括根据本协议任命的任何替补代理人），代表股东行使相关法律法规和公司章程赋予其在公司股份方面的一切权利，包括但不限于以下权利（以下统称"**股东权利**"）：

(a) to call and attend shareholders' meeting of the Company;
召集并出席公司的股东会；

(b) to execute and deliver any and all written resolutions in the name and on behalf of the Shareholders;
代表股东以股东的名义签署和交付任何书面决议；

(c) to vote by himself/herself or by proxy on any matters discussed on shareholders' meetings, including without limitation, the sale, transfer, mortgage, pledge or disposal of any or all of the assets of the Company;
就股东会上讨论的事宜，包括但不限于出售、转让、抵押、质押或处分公司的部分或全部资产，由本人或委托他人投票表决；

(d) to sell, transfer, pledge or dispose of any or all of the shares in the Company;
出售、转让、抵押或处分在公司的部分或全部股份；

(e) to nominate, appoint or remove the directors of the Company when necessary;
在必要时有权提名、任命或罢免公司董事；

(f) to oversee the economic performance of the Company;
监督公司的运营；

(g) to have full access to the financial information of the Company at any time;
随时有权获得公司的财务信息；

(h) to file any shareholder lawsuits or take other legal actions against the Company's directors or senior management members when such directors or members are acting to the detriment of the interest of the Company or its Shareholder(s);
当董事或高级管理人员的行为损害了公司或其股东的利益时，有权对该董事或高级管理人员提起股东诉讼或采取其他法律措施；

(i) to approve annual budgets or declare dividends; and
批准年度预算或分配红利；

(j) any other rights conferred by the articles of association of the Company or the relevant laws and regulations on the Shareholders.
公司章程或有关法律法规赋予股东的其他权利。

1.2 Each Shareholder further agrees and undertakes that without the WFOE's prior written consent, he/she shall not exercise any of the Shareholder Rights.
每位股东进一步同意并承诺，未经 WFOE 事先书面同意，他/她将不会行使任何股东权利。

1.3 The WFOE agrees to accept the appointment as an Attorney-in-Fact. In addition, the WFOE has the right to appoint, at its sole discretion, a substitute or substitutes to perform any or all of its rights of the Attorney-in-Fact under this Agreement, and to revoke the appointment of such substitute or substitutes. The WFOE has the right to make such appointment or revocation of such appointment without prior notice to the Company or Shareholders or any consent or instruction from the Company or Shareholders.
WFOE 同意并接受委任为代理人。此外，WFOE 有权自行决定委任一名或多名替代人，以行使其在该协议中享有的权利，也有权撤销对替代人的任命。WFOE 有权在无需事先通知公司或股东的、也无需公司或股东的同意或指示的情况下，作出此项委任或者撤销此项委任。

1.4 The Company confirms, acknowledges and agrees to the appointment of the Attorney-in-Fact to exercise any and all of the Shareholder Rights on behalf of the Shareholders. The Company further confirms and acknowledges that any and all acts done or to be done, decisions made or to be made, and instruments or other documents executed or to be executed by the Attorney-in-Fact, shall therefore be as valid and effective as if it is done, made or executed by the Shareholders.
公司确认，知晓并同意委任代理人代表股东行使所有股东权利。公司进一步确认并承认，代理人所做出的或将要做出的行为、决定，已签署或将要签署的文件或其他文书，与股东本人所做出或签署文件的行为具有等同的效力。

Article 2 Shareholders' Covenants
股东承诺

The Shareholders hereby covenant as follows:
股东特此做出如下承诺：

2.1 Each Shareholder hereby acknowledges that, if the Shareholder increases its shares in the Company, whether by subscribing additional amount of shares or otherwise, any such additional shares acquired by the Shareholder shall be automatically subject to this Agreement and the Attorney-in-Fact shall have the right to exercise the Shareholder Rights as described in Article 1 hereunder with respect to such additional shares on behalf of the Shareholder. Likewise, if the Shareholder's shares in the Company is transferred to any other party, whether by voluntary transfer, judicial sale, foreclosure sale, or otherwise, any such shares in the Company so transferred remains subject to this Agreement and the Attorney-in-Fact shall continue to have the right to exercise the Shareholder Rights with respect to such shares in the Company so transferred.
各个股东知晓并同意，如果他们增加了持有公司的股份，无论是通过认购还是其他方式，股东获得的任何额外的股份均应自动受本协议的约束，且代理人有权代表股东行使本协议第一条所述的股东权利。同样，如果股东在公司中的股份通过自愿转让、司法出售或其他方式转让给他人，以此方式转让的公司股份依然受本协议的约束。代理人有权继续就此方式转让的股份行使股东权利。

2.2 Furthermore, for the avoidance of any doubt, if any shares transfer to the WFOE, or its affiliates is contemplated under any Exclusive Option Agreement and Shares Pledge Agreement(s) that the Shareholders enters into for the benefits of the WFOE, or its designees (as the same may be amended from time to time), the Attorney-in-Fact shall, on behalf of the Shareholders, have the right to sign the shares transfer agreement and other relevant agreements and to perform the Exclusive Option Agreement and the Shares Pledge Agreement(s). If required by the WFOE, the Shareholders shall sign any documents and fix the chops thereon and the Shareholders shall take any other actions as necessary for purposes of consummation of the aforesaid equity transfer. The Shareholders shall ensure that such equity transfer be consummated and any transferee shall sign an agreement with the WFOE in a form substantially the same as this Agreement for the same purposes hereof.
此外，为免生疑问，为给 WFOE 或其者附属公司而进行股权转让，出于为 WFOE 或其指定人（可能会不时修改）的利益而签订的独家选择权协议和股权质押协议，代理人有权代表股东签署股份转让协议和其他相关协议，并履行该等《独家选择权协议》和《股份质押协议》。若 WFOE 要求股东签署其他文件并盖章，股东应采取必要的行动以完成上述股份转让。股东应确保完成该等股份转让，受让人均应与 WFOE 签署与本协议形式大致相同的协议，

以达到本协议相同的目的。

2.3 Each Shareholder further agrees, and undertakes to the WFOE that, if the Shareholders receive any dividends, interest, any other forms of capital distributions, residual assets upon liquidation, or proceeds or consideration from the transfer of shares as a result of, or in connection with, such Shareholders' shares in the Company, the Shareholder shall, to the extent permitted by applicable laws, remit all such dividends, interest, capital distributions, assets, proceeds or consideration to the WFOE without any compensation.
各股东进一步同意并承诺，如果股东收到任何股息、利息、任何其他形式的资本分配、清算后的剩余资产，或由于股份主让而产生的收益或对价，股东应在法律允许的范围内，将所有此类股息、利息、资本分配、资产、收益或对价无偿汇给 WFOE。

2.4 Each Shareholder hereby authorizes the Attorney-in-Fact to exercise the Shareholder Rights according to its own judgment without any oral or written instruction from the Shareholders. Each Shareholder undertakes to ratify any acts which the Attorney-in-Fact or any substitutes or agents appointed by the Attorney-in-Fact may lawfully do or cause to be done by the Shareholders pursuant to this Agreement.
各股东特此授权代理人根据自己的判断行使股东权利，而无需股东的任何口头或书面指示。各股东承诺，代理人或代理人指定的替补替代人、代理人委派的代理人，可以根据本协议合法地做或促使股东做任何行为。

2.5 The Shareholders and Company shall not have the rights to revise or terminate this Agreement or revoke the appointment of the Attorney-in-Fact without the prior written consent of the WFOE. This Agreement shall be binding upon and shall inure to the benefit of the Parties and their successors and assignees.
未经 WFOE 事先书面同意，股东无权修改或终止本协议或撤销对代理人的任命。 本协议对当事人及其继承人和受让人具有约束力和继受性。

Article 3 Effective Date and Term
生效日及期限

This Agreement shall become effective as of the date hereof when it is duly executed by the Parties' authorized representatives and shall remain effective as long as the Company exists.
本协议自双方授权代表正式签署之日起生效，并在公司存续状态下持续有效。

Article 4 Entire Agreement
完整协议

This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof.
本协议构成各方就本协议所涉事项的完整协议。

Article 5 Governing Law
适用法律

This Agreement shall be construed in accordance with and governed by the laws of the China.
本协议应按照中国法律解释并受其管辖。

Article 6 Dispute Resolution
争议解决

Any dispute arising from or in connection with this Agreement shall be submitted to China International Economic and Trade Arbitration Commission (**CIETAC**) for arbitration which shall be conducted in accordance with the CIETAC's arbitration rules in effect at the time of applying for arbitration. The arbitral award is final and binding upon all Parties. The place of arbitration shall be in Beijing.
任何因本协议引起的或与本协议相关的纠纷，均应提交中国国际经济贸易仲裁委员会（**"贸仲委"**）进行仲裁，该仲裁应按照申请仲裁时有效的贸仲委仲裁规则进行。仲裁裁决是终局裁决，对所有当事方均具有约束力。仲裁地点为北京。

Article 7 Language
语言

This Agreement was written by English and Chinese. The English version shall prevail in case of discrepancy.
本协议由英文和中文书写。两种文本不一致的，以英文为准。

Article 8 Counterparts
副本

This Agreement shall be executed in 12 originals by all Parties, with each Party keeping one original. All originals shall have the same legal effect. The Agreement may be executed in one or more counterparts.
本协议应由所有各方签署十二（12）份正本，每一方应持有一份正本。所有正本应具有相同的法律效力。该协议可以签署一份或多份副本。

[The Remainder of this page is intentionally left blank]
[以下无正文]

Signature page to the Proxy Agreement and Power of Attorney
《代理协议和授权委托书》签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
各方已于首页所示日期正式签署本协议，以昭信守。

Xi'an Cell and Molecule Information Technology Co., Ltd.
西安赛美科信息科技有限公司
(Chop of Xi'an Cell and Molecule Information Technology Co., Ltd.)
（西安赛美科信息科技有限公司盖章处）

Signature:
签字：

Name: Hu Yongwei
姓名：胡永卫

Position: Legal Representative

职位：法定代表人

Signature page to the Proxy Agreement and Power of Attorney
《代理协议和授权委托书》签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
各方已于首页所示日期正式签署本协议，以昭信守。

Xi'AN APP·CHEM BIO (TEC) Co., Ltd.
西安天美生物科技股份有限公司
(Chop of Xi'AN APP·CHEM BIO (TEC) Co., Ltd.)
（西安天美生物科技股份有限公司盖章处）

Signature:
签字：

Name: Hu Yongwei
姓名：胡永卫

Position: Legal Representative

职位：法定代表人

Signature page to the Proxy Agreement and Power of Attorney
《代理协议和授权委托书》签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
各方已于首页所示日期正式签署本协议，以昭信守。

Hu Yongwei
胡永卫

Signature:
签名：

Signature page to the Proxy Agreement and Power of Attorney
《代理协议和授权委托书》签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
各方已于首页所示日期正式签署本协议，以昭信守。

Liu Jing
刘静

Signature:
签名：

Signature page to the Proxy Agreement and Power of Attorney
《代理协议和授权委托书》签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
各方已于首页所示日期正式签署本协议，以昭信守。

Wang Wei
王薇

Signature: 王薇
签名：

Signature page to the Proxy Agreement and Power of Attorney
《代理协议和授权委托书》签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
各方已于首页所示日期正式签署本协议，以昭信守。

Liu Jianli
刘建利

Signature: 刘建利
签名：

Signature page to the Proxy Agreement and Power of Attorney
《代理协议和授权委托书》签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
各方已于首页所示日期正式签署本协议，以昭信守。

Dong Fangfang
董芳芳

Signature: 董芳芳
签名：

Signature page to the Proxy Agreement and Power of Attorney
《代理协议和授权委托书》签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
各方已于首页所示日期正式签署本协议，以昭信守。

Zhang Kai
张凯

Signature:
签名： 张凯

Signature page to the Proxy Agreement and Power of Attorney
《代理协议和授权委托书》签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
各方已于首页所示日期正式签署本协议，以昭信守。

Guan Huixia
关会侠

Signature:
签名： 关会侠

Signature page to the Proxy Agreement and Power of Attorney
《代理协议和授权委托书》签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
各方已于首页所示日期正式签署本协议，以昭信守。

Jia Yizhen
贾怡真

Signature:
签名：

Signature page to the Proxy Agreement and Power of Attorney
《代理协议和授权委托书》签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
各方已于首页所示日期正式签署本协议，以昭信守。

An Yanna
安艳娜

Signature:
签名：

Signature page to the Proxy Agreement and Power of Attorney
《代理协议和授权委托书》签字页

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.
各方已于首页所示日期正式签署本协议，以昭信守。

Liu Weihua
刘卫华

Signature:
签名：